UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 8, 2011
Date of Report (date of earliest event reported)
PCTEL, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
471 Brighton Drive
Bloomingdale, Illinois 60108
(Address of Principal Executive Offices, including Zip Code)
(630) 372-6800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 8, 2011 PCTEL, Inc. (PCTEL) held its Annual Meeting of Shareholders at which a quorum was present. The table below sets forth the number of votes cast for and against, as well as the number of abstentions and broker non-votes, for each matter voted at that meeting, as certified by the independent inspector of elections.

				ABSTAIN, WITHHELD AND
		FOR	AGAINST	BROKER NON-VOTES
1.	Election of Directors
	Steven D. Levy	12,098,223	*	837,323
	Giacomo Marini	12,072,104	*	863,442
	Martin H. Singer	12,093,817	*	841,729

2.	Advisory approval of the Company’s Executive Compensation Plan	12,729,715	187, 924	17,907

		1 YEAR	2 Years	3 Years
3.	Advisory vote on the frequency of future advisory votes on executive compensation	11,420,455	7,621	1,409,595

				ABSTAIN, WITHHELD AND
		FOR	AGAINST	BROKER NON-VOTES
4.	Ratification Grant Thornton LLP as Independent registered Public Accounting Firm	15,403,982	12,701	12,437

*	Not applicable

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 13, 2011

PCTEL, INC.
By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer